UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 30, 2017
Date of Report (Date of earliest event reported)
ADVANCED MICRO DEVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One AMD Place Sunnyvale, California 94085 (Address of principal executive offices) (Zip Code)

(408) 749-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
On June 30, 2017, the Board of Directors (the “Board”) of Advanced Micro Devices, Inc. (the “Company”) voted to increase the size of the Board from eight directors to nine directors and appointed Mr. Abhi Talwalkar as a director to the Board to fill the resulting vacancy. The Board has determined that Mr. Talwalkar qualifies as an independent director for purposes of the rules of the Nasdaq Stock Market as well as applicable rules adopted by the U.S. Securities and Exchange Commission (the “SEC”).  In addition, Mr. Talwalkar was appointed to the Compensation and Leadership Resources and the Nominating and Corporate Governance Committees of the Board.
Mr. Talwalkar will receive compensation based on the same policies as the Company’s other non-employee directors, which are described in the Company’s definitive proxy statement filed on March 8, 2017 (the “Proxy Statement”) with the SEC. On June 30, 2017, Mr. Talwalkar was granted 15,301 restricted stock units. The grant becomes fully vested and exercisable on the one-year anniversary of the grant date.
A copy of the press release announcing Mr. Talwalkar’s appointment to the Board of the Company is attached as Exhibit 99.1 hereto.

Named Executive Officer Base Salary Increases
On June 30, 2017, the Compensation and Leadership Resources Committee of the Board approved the following annual base salary increases for the following named executive officers (as set forth in the Company’s most recent Proxy Statement filed with the SEC), effective July 1, 2017:

Name and Title	2016 Annual Salary	2017 Annual Salary
Devinder Kumar, Senior Vice President, Chief Financial Officer and Treasurer	$530,000	$550,000
James R. Anderson, Senior Vice President and General Manager, Computing and Graphics Business Group	$500,000	$530,000
Mark D. Papermaster, Chief Technology Officer and Senior Vice President, Technology and Engineering	$550,000	$575,000

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

99.1	Press release dated July 3, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2017	ADVANCED MICRO DEVICES, INC.

By:	/s/ Harry A. Wolin
Name:	Harry A. Wolin
Title:	Senior Vice President and General Counsel